UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020

VIRTRA, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38420	93-1207631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7970 S. Kyrene Rd.
Tempe, AZ	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 968-1488

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VTSI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2020, Mitchell Saltz, a member of the Board of Directors (the “Board”) of VirTra, Inc. (the “Company”), passed away. On November 2, 2020, the Company appointed John F. Givens to serve as a member of the Board, to fill the vacancy created by Mr. Saltz’s death. The Board also appointed Mr. Givens to serve as Chairman of the Nominating and Corporate Governance Committee and as a member of the Audit Committee and Compensation Committee.

Mr. Givens, age 56, brings to the Board over 20 years of experience as a board member, entrepreneur, and corporate executive with a unique track record of successfully selling and implementing large military simulation contracts worldwide. Currently, Mr. Givens serves as a military board advisor to Bohemia Interactive Simulations (“BISim”), a global developer of advanced military simulation and training software. Until April 2019, Mr. Givens served as president of BISim. In 2010, he established the U.S. company of BISim, and during his tenure as president of the company, he led the business development of its military simulation products from inception to becoming one of the most widely used simulation products throughout all branches of the U.S. military. He has received numerous awards and honors throughout his career, including an appointment to the board of directors of the National Center for Simulation (NCS), an association of defense companies, government, academic, and industry members, and the “Pioneer Award” for outstanding contributions and innovations to the training and effectiveness of U.S. and overseas soldiers, sailors, and airmen. Givens graduated with a Bachelor of Science degree in Computer Science from Florida Institute of Technology and proudly served in the United States Army.

Item 7.01. Regulation FD Disclosure

On October 14, 2020, the Company issued a press release announcing Mr. Saltz’s passing. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the websites is not a part of this Current Report on Form 8-K.

On November 3, 2020, the Company issued a press release announcing the appointment of Mr. Givens. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information contained in the websites is not a part of this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of registrant dated October 14, 2020.
99.2	Press release of registrant dated November 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTRA, INC.

Date: November 3, 2020	By:	/s/ Robert D. Ferris
	Name:	Robert D. Ferris
	Title:	Chief Executive Officer